                                   Exhibit 5

          Pro forma financial information showing combined results for
      Eastern Equipment Brokers, Inc., Digital Document Solutions Inc. and
                                Officeland Inc.

             Pro Forma Condensed Consolidated Statement of Earnings
                       Officeland Inc., and Subsidiaries
                     Twelve months ending November 30, 1998

                                                        Eastman Equipment
                                                        Brokers & Digital          Pro Forma              Pro Forma
                                    Officeland Inc.     Document Solutions        Adjustments            Consolidated
                                    ---------------     ------------------        -----------            ------------
Net Sales                            $16,931,096          $ 7,244,746             $      --               $24,175,842
Cost of Sales                         12,682,097            5,542,454                    --                18,224,551
                                     -----------          -----------             -----------             -----------

Gross profit                           4,248,999            1,702,292                    --                 5,951,291

Expenses
General and administrative             2,247,804              813,757                (106,000)  (c)(d)      2,955,561
Selling                                1,222,869              483,613                    --                 1,706,482
Depreciation and amortization            111,513               18,720                 107,307   (a)           237,540
                                     -----------          -----------             -----------             -----------

Earnings before the following            666,813              386,202                  (1,307)              1,051,708

Foreign exchange remeasurement
         loss (gain)                     245,162                 --                      --                   245,162
Interest on debt                          30,951               38,338                    --                    69,289
Interest income                          (39,563)                --                      --                   (39,563)
                                     -----------          -----------             -----------             -----------
                                         236,550               38,338                    --                   274,888
                                     -----------          -----------             -----------             -----------

Net earnings before income taxes         430,263              347,864                  (1,307)                776,820
Income taxes                              48,832               22,653                 115,970   (e)           187,455
                                     -----------          -----------             -----------             -----------

Net earnings                         $   381,431          $   325,211              $ (117,277)            $   589,365
                                     ===========          ===========             ===========             ===========


Net earnings per common share        $      0.07                                                          $      0.09
                                     ===========                                                          ===========
Fully diluted net earnings per
   common share                      $      0.06                                                          $      0.07
                                     ===========                                                          ===========


Weighted average number of
   common shares - basic               5,446,507                                   1,058,026                6,505,333
                                     ===========                                  ===========             ===========
Weighted average number of
   common shares - fully diluted       6,701,073                                    1,733,826               8,434,899
                                     ===========                                  ===========            ============


See accompanying notes.

                 Pro Forma Condensed Consolidated Balance Sheet
                        Officeland Inc., and Subsidiaries
                                November 30, 1998

                                                        Eastman Equipment
                                                        Brokers & Digital          Pro Forma              Pro Forma
                                    Officeland Inc.     Document Solutions        Adjustments            Consolidated
                                    ---------------     ------------------        -----------            ------------
Assets

Current
Cash                                 $    72,649          $   263,526             $(2,090,511) (a)(b)    $  (464,336)
                                                                                    1,200,000  (c)
                                                                                       90,000  (d)
Receivables                            4,768,790              392,234                   --                 5,161,024
Income tax receivable                    234,730                 --                     --                   234,730
Inventory                              3,413,157              933,049                   --                 4,346,206
Prepaids                                 218,077               41,428                   --                   259,505
Future Income Taxes                      360,229               19,000                   --                   379,229
                                     -----------          -----------             -----------            -----------
                                       9,067,632            1,649,237                (800,511)             9,916,358

Investments                              118,521                 --                     --                   118,521
Capital Assets                           256,592               61,083                   --                   317,675
Future Income Taxes                      242,151                 --                     --                   242,151
Other assets                             504,284                 --                     --                   504,284
Goodwill                               6,639,851                 --                 3,048,961  (a)         9,688,812
                                            --                   --                  (117,194) (a)          (117,194)
                                     -----------          -----------             -----------            -----------

                                     $16,829,031          $ 1,710,320             $ 2,131,256            $20,670,607
                                     ===========          ===========             ===========            ===========

Liabilities

Bank credit facilities               $ 1,346,349          $  350 ,000             $     --               $ 1,696,349
Accounts payable                       4,242,498            1,114,884                 196,856  (a)(e)      5,554,238
Current portion of long term debt        302,435                --                      --                   302,435
                                     -----------          -----------             -----------            -----------
                                       5,891,282            1,464,884                 196,856              7,553,022
Long term debt                           216,751                --                      --                   216,751
                                     -----------          -----------             -----------            -----------
                                       6,108,033            1,464,884                 196,856              7,769,773
                                     -----------          -----------             -----------            -----------
Shareholders' Equity
Convertible Debt                       5,351,218                 --                 1,200,000  (c)         6,551,218
Capital Stock                          9,442,747               28,960               1,107,000  (a)        10,549,747
                                                                                      (28,960) (a)
                                                                                       (9,970) (c)(d)(e)
                                                                                     (117,194) (a)

Deficit                               (4,072,967)             216,476                (216,476) (a)        (4,200,131)
                                     -----------           ----------              -----------           -----------
                                      10,720,998              245,436               1,934,400             12,900,834
                                      ----------           ----------              -----------           -----------

                                     $16,829,031           $1,710,320              $2,131,?56            $20,670,607
                                     ===========           ==========              ===========           ===========

See accompanying notes.

       Notes to the Pro Forma Condensed Consolidated Financial Statements
                       Officeland Inc., and Subsidiaries

Note 1 - Basis of Presentation

         Officeland Inc. has estimated the adjustments required to allocate the aggregate purchase price over the net assets to be acquired of Eastern
Equipment Brokers, Inc. and Digital Document Solutions, Inc. Such allocations are subject to final determinations based on independent appraisals and other evaluations of fair value as of the date of the transactions. Therefore, the allocations reflected in the pro forma condensed consolidated financial information may differ from the amounts ultimately determined. Differences between the amounts included herein and the final allocations are not expected to have a material effect on the pro forma statements. The pro forma consolidated financial statements were prepared using Officeland's audited financial statements for November 30, 1998 (previously filed), Eastern Equipment Brokers, Inc., and Digital Document Solutions, Inc. financial statements, for year ended December 31, 1998.

         Unless otherwise noted, all references to dollar amounts in the Pro Forma Statements are stated in U.S. dollars.

Note 2 - Pro Forma Condensed Consolidated Balance Sheet Adjustments

Adjustments to the Pro Forma Condensed Balance Sheet were made to reflect that:

         (a) Officeland Inc. has purchased all of the outstanding capital stock of Eastern Equipment Brokers, Inc., for consideration of $1,400,000 in cash and 675,000 shares of Officeland Inc. common stock to be issued over time.

         (b) Officeland Inc. has purchased substantially all of the assets and liabilities of Digital Document Solutions, Inc. for consideration of $665,000 in cash.

         (c) Officeland Inc. issued new three year senior subordinated unsecured convertible notes to private investors in the amount of $1,200,000 to partially fund the purchase of Eastern Equipment Brokers, Inc.

         The notes are convertible by the holder into shares of Class B Stock at $3.40 $US plus one Dollar Fifty Warrant and one Two Dollar Warrant for each share of Class B Stock.

A 24 day market average of Officeland Inc. common stock is used to value the Eastern Equipment Brokers, Inc. and Digital Document Solutions, Inc. transactions.

The following tables describe the allocation of the purchase price to the individual categories of assets and liabilities acquired in the Eastern Equipment Brokers, Inc. transaction and the allocation of the purchase price to the assets and liabilities purchased in the Digital Documents Solutions, Inc. transaction.

   Purchase Price        $ 2,603,886        Purchase Price           $  690,511
                         ===========                                 ===========

   Total assets              901,930        Assets purchased            808,390
   Total liabilities       1,060,430        Liabilities purchased       404,454
                         -----------                                 ----------
                            (158,500)                                   403,936

   Goodwill                2,762,386        Goodwill                    286,575

                         $ 2,603,886                                 $  690,511
                         ===========                                 ==========

Note 3 - Pro Forma Condensed Consolidated Statement of Earnings Adjustments

Adjustments to the Pro Forma Condensed Statement of Earnings were made to:

         (a) Record amortization of goodwill resulting from the purchase of Eastern Equipment Brokers, Inc. and Digital Document Solutions, Inc.

         (b) Intercompany sales were immaterial during the periods presented, and accordingly no elimination entry is required.

         (c) Eliminate the non-recurring professional fees associated with the purchase and sale transaction.

         (d) Normalize the compensation expense to reflect the new employment agreements in effect.

         (e) The tax provision to reflect the state and federal statutory tax rates.

         (f) Reflect that Officeland Inc. has achieved the pro rata results necessary such that the Convertible Notes would be automatically converted into Units and has therefore not accrued any interest relating to the Convertible Notes.